UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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APRICUS BIOSCIENCES, INC.

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APRICUS BIOSCIENCES, INC.

11975 El Camino Real, Suite 300

San Diego, California, 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Apricus Biosciences, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on Tuesday, May 15, 2012 at 8:00 a.m., local time, at the Woodfin Hotel, 10044 Pacific Mesa Boulevard, San Diego, California, for the following purposes:

(1)	To elect two Class II directors, nominated by our Board of Directors, to serve until the earlier of our 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their removal or resignation;

(2)	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(3)	To consider and vote upon the proposed 2012 Stock Long Term Incentive Plan (the “2012 Plan”); and

(4)	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Only the director nominees set forth in this proxy statement will be considered and voted upon at the Annual Meeting. The record date for the Annual Meeting is March 26, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment(s) or postponement(s) thereof. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. Our proxy materials (which include the Proxy Statement attached to this notice, our most recent Annual Report on Form 10-K and form of proxy card) are also available to you via the Internet at www.proxyvote.com.

By Order of the Board of Directors

/s/ Randy Berholtz
Randy Berholtz
Secretary

April 9, 2012
San Diego, California

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE ANNUAL MEETING.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.  ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR OVER THE TELEPHONE AT 1-800-690-6903 OR SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE PRE-PAID ENVELOPE PROVIDED.  EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

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APRICUS BIOSCIENCES, INC.

11975 El Camino Real, Suite 300

San Diego, California, 92130

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Apricus Biosciences, Inc. (“Apricus” or the “Company”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 15, 2012, at 8:00 a.m., local time, at the Woodfin Hotel, 10044 Pacific Mesa Boulevard, San Diego, California, and any adjournment(s) or postponement(s) thereof.  This proxy statement is being made available via the Internet on or about April 9, 2012, and is being mailed to our record holders on or about the same date.

Solicitation and Voting Procedures

The solicitation of proxies will be conducted by mail and the Company will bear all costs.  These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to Beneficial Holders (as defined below).  The Company engaged a proxy solicitor, which the Company expects will cost approximately $7,500, plus out-of-pocket expenses, for such services.  The Company may conduct further solicitation personally, by telephone or by facsimile with the assistances of our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Only holders of record of Common Stock at the close of business on March 26, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 26,603,568 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.

Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy or attend the annual meeting in order to vote on the proposals. Holders of record who hold shares of Common Stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“Beneficial Holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may either vote these shares on behalf of the Beneficial Holders or return a proxy leaving these shares un-voted (“Broker Non-Votes”).

The presence, in person or by proxy of a majority of the outstanding shares of Common Stock on the Record Date, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments thereof. Abstentions from voting on a proposal and Broker Non-Votes will count for purposes of determining a quorum but will not be counted for the purpose of determining the number of votes cast on a given proposal.

 We urge any holder of record not planning to attend the Annual Meeting to vote their proxy in advance, whether via the Internet (http/www.proxyvote.com) or by telephone (1-800-690-6903) or by mailing an executed proxy card to us.

Any holder of record may revoke a proxy submitted in advance of the Annual Meeting by: (i) delivering a written revocation to the corporate secretary before the Annual Meeting (ii) delivering an executed, later-dated proxy or (iii) voting in person at the Annual Meeting.

Beneficial Holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial Holders who wish to attend the annual meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of the Company on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the meeting and vote in person. Without a legal proxy, Beneficial Holders cannot vote at the annual meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

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Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR each of the nominees listed in Proposal No. 1, and FOR each of Proposals Nos. 2 and No. 3.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Overview

The Company’s Articles of Incorporation, as amended, provide that the Board is to be divided into three classes as nearly equal in number as possible, with directors in each class serving staggered three-year terms.  The total Board size is currently fixed at six directors.  Currently, the sole Class I director (whose term expires at the 2013 annual meeting of stockholders) is Kleanthis G. Xanthopoulos, Ph.D.  The Class II directors (whose terms expire at the Annual Meeting) are currently Henry Esber, Ph.D. and Deirdre Y. Gillespie, M.D.  The Class III directors (whose terms expire at the 2014 annual meeting of stockholders) are currently Bassam Damaj, Ph.D., Leonard Oppenheim, Esq. and Rusty Ray.  Class II directors elected at the Annual Meeting will hold office until the 2015 annual meeting of stockholders, and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the Company’s Bylaws.

As described below, the Board has nominated Drs. Esber and Gillespie for reelection as Class II directors. Both nominees for election as directors at the Annual Meeting have indicated their willingness to serve if elected.  Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by our Board of Directors.

Nomination of Directors

The Corporate Governance/Nominating Committee, which acts as the nominating committee of the Board, reviews and recommends to the Board potential candidates for election to the Board.  In reviewing potential candidates, the Corporate Governance/Nominating Committee considers the qualifications described below under the caption “Board of Directors & Committees; Corporate Governance.”  After reviewing the qualifications of potential Board candidates, the Corporate Governance/Nominating Committee presents its recommendations to the Board, which selects the final director nominees.  The Corporate Governance/Nominating Committee recommended each of the nominees for director identified in this Proxy Statement.  We did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

Information Regarding Nominees and Incumbent Directors

The Corporate Governance/Nominating Committee has recommended and the Board has nominated Drs. Esber and Gillespie to be reelected as Class II directors at the Annual Meeting. The following table sets forth the following information for the nominees and for each of the Company’s continuing directors: the year each was first elected a director, their respective ages as of the Record Date, the positions currently held with our company, the year their current term will expire and their current class:

Name	Year Elected	Age	Position(s)	Expiration of Term	Class
Kleanthis G. Xanthopoulos, Ph.D. (2)(3)(4)	2011	52	Director	2013	I

Deirdre Y. Gillespie, M.D. (1)(2)	2010	56	Director	2012	II

Henry Esber, Ph.D.	2009	74	Director	2012	II

Bassam Damaj, Ph.D. (4)	2009	44	Chairman, President and Chief Executive Officer	2014	III

Leonard Oppenheim, Esq. (1)(3)	2004	65	Director	2014	III

Rusty Ray (1)(2)(3)(4)	2009	41	Lead Independent Director	2014	III

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(1)	Member of the Audit Committee
(2)	Member of the Corporate Governance/Nominating Committee
(3)	Member of the Compensation Committee
(4)	Member of the Finance Committee

Class II Directors Nominated for Election

 The following persons have been nominated by our Board to be elected as Class II directors at the Annual Meeting:

Henry J. Esber, Ph.D. has been a director since December 2009, when he was appointed to the Board in connection with our acquisition of Bio-Quant, Inc.  He is currently a private consultant in the drug development area for life science companies.  He served as the Senior Vice President and Chief Business Development Officer and a director of Bio-Quant, Inc. from January 2006 until December 2010.  From September 2000 to December 2005, Dr. Esber served as the executive director of business development at Charles River Laboratories, Inc., a global provider of research models and preclinical, clinical, and support services.  Prior to that, Dr. Esber was an executive director at Primedica Corporation and Genzyme Transgenics Corporation, vice president at Bio-Development Laboratories, vice president at TSI Corporation, director at EG&G Mason Research Labs and the director of the Department of Immunology and Clinical Services at Mason Research Laboratories. Dr. Esber has also served as an affiliate professor at Anna Maria College Graduate School and the University of Connecticut.  Dr. Esber holds a B.S. degree in Pre-Medicine from Norfolk College of William and Mary (now Old Dominion), a Master of Science degree in Public Health in Parasitology and Public Health from the University of North Carolina, Chapel Hill and a Ph.D. degree in Immunology/Microbiology from West Virginia University Medical Center, Morgantown.  Dr. Esber is a member of the board of directors of two public pharmaceutical companies, Boston Therapeutics, Inc. and Innovus Pharmaceuticals. In nominating Dr. Esber for reelection as a Class II director, the Corporate Governance/Nominating Committee and Board of Directors considered Dr. Esber’s scientific background and significant experience in senior business development and technical roles in the contract research industry.

Deirdre Y. Gillespie, M.D. has been a director since June 2010. She has served as a member of our Audit and Corporate Governance/Nominating Committees since June 2010. She is the former President and Chief Executive Officer of publicly-held La Jolla Pharmaceutical Company. She has over 20 years experience in general management in pharmaceutical and biotechnology companies.  Prior to joining La Jolla Pharmaceutical Company, Dr. Gillespie served from 2001 to 2005 as President and Chief Executive Officer of Oxxon Therapeutics, Inc., a privately held pharmaceutical company spun out of Oxford University and ultimately acquired by Oxford Biomedica Plc. Before that, Dr. Gillespie was Chief Operating Officer of Vical, Inc., a publicly-traded gene delivery company, from 2000 to 2001, and Executive Vice President and Chief Business Officer of the company. During her career, Dr. Gillespie also held a number of senior strategic and commercial positions at DuPont Merck Pharmaceutical Company, from 1990 to 1996, including Vice President of Marketing, and at Sandoz Pharma AG (Novartis), in clinical development, from 1986 to 1990. Prior to that time, she spent five years in internal medicine in London and Oxford.  Dr. Gillespie received her M.B.A. from the London Business School and her M.D. and B.Sc. from London University.  In nominating Dr. Gillespie for reelection as a Class II director, the Corporate Governance/Nominating Committee and Board considered Dr. Gillespie’s medical and scientific background and ability to contribute to the Board’s understanding of technical matters relating to the Company’s business, as well as Dr. Gillespie’s broader business development and corporate experience as a chief executive officer of a publicly traded biotechnology company.

Class I Director Continuing in Office until 2013

The following director will continue in office until the 2013 annual meeting of stockholders, or until his earlier resignation or removal in accordance with our Bylaws:

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Kleanthis G. Xanthopoulos, Ph.D. has been a director since December 2011. He has been a member of our Compensation, Corporate Governance/Nominating and Finance Committees since 2011.  Dr. Xanthopoulos has proven leadership and extensive business and corporate development experience in the pharmaceutical industry.  He is the President and Chief Executive Officer of Regulus Therapeutics Inc. (“Regulus”). Prior to joining Regulus in 2007, Dr. Xanthopoulos was the Managing Director of Enterprise Partners Venture Capital. He co-founded Anadys Pharmaceuticals, served as President and Chief Executive Officer from 2000 to 2006, and remained a Director until its acquisition by Roche in 2011. Before that, Dr. Xanthopoulos was Vice President at Aurora Biosciences (acquired by Vertex Pharmaceuticals) from 1997 to 2000, and Section Head of the National Human Genome Research Institute from 1995 to 1997. Previously, he was an Associate Professor at the Karolinska Institute, Stockholm, Sweden, after completing a Postdoctoral Research Fellow at The Rockefeller University, New York. An Onassis Foundation Scholar, Dr. Xanthopoulos received his B.Sc. in Biology with honors from Aristotle University of Thessaloniki, Greece, and his M.Sc. degree in Microbiology and Ph.D. degree in Molecular Biology from the University of Stockholm, Sweden. Dr. Xanthopoulos is a member of the board of directors of the Biotechnology Industry Organization (BIO), Sente Inc., and a member of the executive board of BIOCOM, Southern California's life science industry association.   In appointing Dr. Xanthopoulos as a Class I director, the Corporate Governance/Nominating Committee and Board of Directors considered Dr. Xanthopoulos’ scientific background and ability to contribute to the Board’s understanding of technical matters relating to the Company’s business, as well as Dr. Xanthopoulos’ broader business development and corporate experience.

Class III Directors Continuing in Office until 2014

The following directors will continue in office until the 2014 annual meeting of stockholders, or until their earlier resignation or removal in accordance with our Bylaws:

 Bassam B. Damaj, Ph.D. was appointed President, Chief Executive Officer of the Company and was elected as a member of the Board in December 2009.  Dr. Damaj was appointed Chairman of the Board of Directors in October 2010 and has served as a member of our Finance Committee since 2010.  Dr. Damaj was a co-founder of Bio-Quant, Inc. and served as the Chief Executive Officer and Chief Scientific Officer and a director of Bio-Quant’s board of directors since its inception in June 2000 until its divestiture in June 2011.  Dr. Damaj has additional experience as the Group Leader for the Office of New Target Intelligence, a Group Leader for immunological and inflammatory disease programs at Tanabe Research Laboratories, U.S.A., Inc. (now Mitsubishi Tanabe), a senior scientist and member of the senior staff board of the drug discovery department at Pharmacopeia Inc. (now Ligand Pharmaceuticals), and as a visiting scientist at Genentech Inc. (now Roche), Pfizer Inc. and the National Institutes of Health (NIH).  He was the co-founder of Celltek and is the found of R&D Healthcare. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology from McGill University.  Dr. Damaj was determined to be a suitable director based in part on his scientific, business development and finance background and ability to lead the Company’s drug development and contract research business activities in his role as the Company’s President and Chief Executive Officer.

Leonard A. Oppenheim, Esq. has been a director since 2004. He has served as a member of our Audit Committee since January 2006 and a member of our Finance Committee since June 2006.  Mr. Oppenheim served as the Chairman of the Board from June 2006 through June 2007.  Mr. Oppenheim retired from business in 2001 and has since been active as a private investor.  From 1999 to 2001, Mr. Oppenheim was a partner in Faxon Research, a company offering independent research to professional investors.  From 1983 to 1999, Mr. Oppenheim was a principal in the Investment Banking and Institutional Sales division of Montgomery Securities.  Prior to that, he was a practicing attorney.  Mr. Oppenheim holds a J.D. degree from New York University Law School.  He is currently a director of Sysorex Global Holdings Corp., a public company. Mr. Oppenheim was determined to be a suitable director based in part on his significant experience in the areas of law, finance and corporate communications.

Rusty Ray has been a director since December 2009. He has served as our Lead Independent Director since March 2011 and has served as a member of our Compensation, Audit, Corporate Governance/Nominating and Finance Committees since 2009.  He is currently a partner with Brocair Partners, a healthcare-focused investment bank, and has been with Brocair Partners since its founding in 2004.  Since joining Brocair, he has worked with a wide variety of clients across the healthcare industry ranging from large pharmaceutical companies to early-stage drug development companies to medical device and service-based companies.  Prior to joining Brocair Partners, Mr. Ray served as Deputy Director for eight years with Resources for the Future (“RFF”) a non-partisan Washington-based think tank that conducts independent economic research.  During his tenure at RFF, the organization conducted a number of studies related to the pharmaceutical and biotechnology industries.   Beyond life sciences, Mr. Ray also worked on issues related to emissions credit trading and utility restructuring.  Prior to joining RFF, Mr. Ray worked with The Meningitis Research Foundation in London where he worked to support basic research to cure the disease.  Ray holds an M.B.A. degree in Finance from the Fordham University School of Business, and received a B.S. degree in Biology from Wake Forest University.  Mr. Ray was determined to be a suitable director based in part on his experience advising life sciences companies in matters of finance, corporate communications and business development.

Vote Required and Majority Vote Standard

Members of the Board are elected by a plurality vote.  If the number of nominees for election to the Board is equal to, or less than, the number of seats open for election and a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election then pursuant to the Corporate Governance Guidelines, such nominee shall submit an offer of resignation to the Board.  The Corporate Governance/Nominating Committee will then consider the offer of resignation and other relevant circumstances and recommend a course of action to Board.  The disinterested members of the Board will then determine whether to accept the offer of resignation.

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Any shares that are not voted, whether by abstention, Broker Non-Votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in other individuals receiving a larger proportion of the votes cast.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of the nominees named above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending December 31, 2012 and has further directed that we submit the selection of EisnerAmper for ratification by the our stockholders at the Annual Meeting.  A representative of EisnerAmper is expected to be present at the Annual Meeting to make a statement and respond to appropriate questions.

Fees for Independent Registered Public Accounting Firm

On August 16, 2010, the Audit Committee of the Company’s Board of Directors engaged EisnerAmper to serve as the Company’s new independent registered public accounting firm, after it was notified on August 16, 2010 that Amper, Politziner & Mattia, LLP (“Amper”), an independent registered public accounting firm, would not be able to stand for re-appointment because it combined its practice on that date with that of Eisner LLP (“Eisner”) to form EisnerAmper, an independent registered accounting firm. The Company previously filed Form 8-K on August 19, 2010 acknowledging this change.

During the period that Amper served as our independent public accountant, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of EisnerAmper on the consolidated financial statements of the Company as of and for the years ended December 31, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion.

In connection with the audit of the Company’s consolidated financial statements for the fiscal year(s) ended December 31, 2010 and 2011 there were (i) no disagreements between the Company and EisnerAmper or with Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EisnerAmper or Amper, would have caused EisnerAmper to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The following is a summary of the fees billed to the Company by EisnerAmper for professional services rendered for 2011 and by Amper for professional services rendered for 2010. These fees are for work invoiced in the fiscal years indicated.

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	2011	2010

Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and the review of the interim financial statements included in the Company’s Quarterly Reports (together, the “Financial Statements” ) and for services normally provided in connection with statutory and regulatory filings or engagements (1)	$245,000	$134,000
Other Fees:
Audit-Related Fees
Consists of fees billed for assurance and related services reasonably related to the performance of the annual audit or review of the Financial Statements (defined above)	$-	$11,000
Tax Fees
Consists of fees billed for tax compliance, tax advice and tax planning	-	-
All Other Fees
Consists of fees billed for other products and services not described above	$-	$-
Total Other Fees	-	$11,000
Total All Fees	$$245,000	$145,000

(1)	The 2011 Audit Fees include $50,000 associated with the auditors’ opinion on internal controls, $18,500 for additional compliance provided in connection with financing transactions.

The following is a summary of the fees billed to the Company by Amper for professional services rendered for 2010. These fees are for work invoiced in the fiscal years indicated.

2010

Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and the review of the interim financial statements included in the Company’s Quarterly Reports (together, the “Financial Statements” ) and for services normally provided in connection with statutory and regulatory filings or engagements	$35,000
Other Fees:
Audit-Related Fees
Consists of fees billed for assurance and related services reasonably related to the performance of the annual audit or review of the Financial Statements (defined above)	-
Tax Fees
Consists of fees billed for tax compliance, tax advice and tax planning	-
All Other Fees
Consists of fees billed for other products and services not described above	$23,650
Total Other Fees	$23,650
Total All Fees	$58,650

Additionally, the Company retains the services of PricewaterhouseCoopers LLP as our tax advisor.  The aggregate fees billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $33,000 for 2011 and $33,000 for 2010.  The nature of the services performed for these fees included the preparation of our federal and state tax returns.

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Pre-Approval Policies and Procedures

All audit and non-audit services provided by EisnerAmper must be pre-approved by the Audit Committee.  Typically, EisnerAmper provides the Audit Committee with an engagement letter during the third quarter of each fiscal year, outlining the scope of the proposed services and estimated fees for next fiscal year. Pre-approval may be given for a category of services, provided that (i) the category is reasonably narrow and detailed and (ii) the Audit Committee establishes a fee limit for such category. The Audit Committee may delegate to any other member of the Audit Committee, the authority to grant pre-approval of permitted non-audit services to be provided by EisnerAmper between Audit Committee meetings; provided, however, that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit and permitted non-audit services provided by EisnerAmper in fiscal 2011.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total votes cast on the proposal are affirmative.  Under Nevada law, abstentions from voting on the proposal and broker non-votes are not counted as votes cast and accordingly will have no effect upon the proposal.  If our stockholders do not ratify the selection of EisnerAmper, our Board of Directors will consider other independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNERAMPER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

PROPOSAL NO. 3

APPROVAL AND ADOPTION OF THE APRICUS BIOSCIENCES, INC.

2012 STOCK LONG TERM INCENTIVE PLAN

2012 Stock Long Term Incentive Plan

On March 5, 2012, our Board approved, subject to stockholder approval, the 2012 Stock Long Term Incentive Plan (the “2012 Plan”). Under the 2012 Plan, we may issue various types of stock-based awards, including incentive stock options (“ISOs”), as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), non-incentive stock options (“NISOs”), restricted and unrestricted stock awards of our Common Stock, stock unit awards and stock appreciation rights (“SARs”), as well as certain cash awards (together, “Awards”).

A maximum of 2,000,000 shares of the Company’s Common Stock are initially authorized for issuance and available for future grants under our 2012 Plan (the “Initial Reserve”). The number of shares of Common Stock authorized for issuance and available for future grants under the 2012 Plan will be increased each January 1 after the effective date of the 2012 plan by a number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board. Up to that number of shares included in the Initial Reserve may be delivered upon exercise of ISOs. The maximum number of shares of Common Stock for which stock options may be granted to any person in a calendar year and the maximum number of shares of Common Stock subject to SARs granted to any person in any calendar year will each be equal to fifty percent of the Initial Reserve. The maximum number of shares subject to other equity awards granted to any person in any calendar year will also be equal to fifty percent of the Initial Reserve. The maximum amount of cash awards granted to any person in any twelve-month period under the 2012 Plan is one million dollars. These limits as well as any exercise prices, base values and other terms of any awards are subject to adjustment for stock dividends, stock splits, or other changes in our capital structure. The Compensation Committee of our Board, which acts as “Administrator” of our 2012 Incentive Plan (as discussed below), may make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2012 Plan and to preserve the value of Awards.

We currently grant stock options, stock appreciation rights and restricted and unrestricted stock under our 2006 Stock Incentive Plan (the “2006 Plan”). As of March 26, 2012, approximately 1,014,322 shares remained issuable in connection with outstanding awards under the 2006 Plan.

The following summary of certain features of the 2012 Plan is qualified in its entirety by reference to the full text of the 2012 Plan, which is attached hereto as Exhibit A.

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Nature and Purposes of the 2012 Plan

 Our Board believes that the approval of the 2012 Plan is in the best interests of our Company and stockholders as such Awards are an integral part of our compensation packages and are critical in recruiting and retaining employees in an industry characterized by a high degree of employee mobility and competitive recruiting of talent. The purposes of the 2012 Plan are to attract and recruit talented employees, to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or as independent consultants to, our company and our present and future subsidiary corporations, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the company.  Our Board of Directors believes that the granting of Awards under the 2012 Plan will promote continuity of management, increased incentive and personal interest in our welfare, and aid in securing our growth and financial success.

Duration and Modification

If approved at the Annual Meeting, the 2012 Plan will terminate on May 15, 2022, ten years from its adoption by the Company’s stockholders.  No Awards may be granted after that date, although previously granted Awards may continue in accordance with their terms. The Administrator may at any time terminate the 2012 Plan or make such modifications to the 2012 Plan as it may deem advisable. The Administrator, however, may not, without approval by our stockholders (except pursuant to the evergreen feature described above) take any of the following actions: increase the number of shares of Common Stock as to which equity Awards may be granted under the 2012 Plan; change the manner of determining stock option or SAR prices; change the class of persons eligible to participate in the 2012 Plan; or make other changes to the 2012 Plan that are not permitted to be made without stockholder approval under NASDAQ rules. The Administrator may not alter the terms of an Award so as to materially and adversely affect an Award holder’s rights under the Award without his or her consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Administration of the Plan

The term “Administrator” as used in this Proxy Statement refers to the person (the Compensation Committee of our Board and its delegates) charged with administering the Incentive Plan. The 2012 Plan is administered by the Compensation Committee. The Compensation Committee has the discretion to determine the participants under the 2012 Plan, the types, terms and conditions of the Awards, including performance and other earn out and/or vesting contingencies, interpret the 2012 Plan’s provisions and administer the 2012 Plan in a manner that is consistent with its purpose.

Eligibility and Extent of Participation

 Participation in the 2012 Plan is limited to those employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the Administrator to receive an Award. As of December 31, 2011, we had 25 employees and five non-employee directors who would be eligible to participate in the 2012 Plan.

Stock Options

Under the 2012 Plan, the Compensation Committee may grant Awards in the form of options to purchase shares of Common Stock.  Stock options give the holder the right to purchase shares of our Common Stock within a specified period of time at a specified price. Two types of stock options may be granted under the 2012 Plan: ISOs, which are subject to special tax treatment as described below, and NISOs. Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The initial per share exercise price for an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock.  The initial per share exercise price for a NISO may not be less than 100% of the fair market value of a share of underlying Common Stock on the date of grant.

No option granted pursuant to the 2012 Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the ISO is granted may not be exercised more than five years after the date of grant.

The closing price of our common stock as reported on the NASDAQ Capital Market on the Record Date was $2.91 per share.

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Restricted and Unrestricted Awards of Common Stock; Stock Units

The 2012 Plan also permits the grant of restricted or unrestricted shares of Common Stock, as well as stock units.  Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met and that the shares remain nontransferable until vested. Subject to these and other conditions that may be imposed by the Administrator, the recipient of an award of restricted stock has all the rights of a stockholder, including the right to vote and to receive dividends. Stock units are awards denominated in shares of common stock that provide for the future delivery of the shares or cash measured by the future value of the shares. Stock units may be made subject to vesting and other conditions and restrictions but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of common stock are delivered in the future.

Stock Appreciation Rights

The 2012 Plan also permits the grant of Awards of SARs, which are grants of the right to receive cash or shares of Common Stock, upon exercise with an aggregate fair market value equal to the value of the SAR.  The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the base value on the grant date. The minimum base value for SARs is the fair market value of the Common Stock at the time of grant.

Cash Awards

The 2012 Plan may also be used to grant cash-based awards, including performance awards, as described below.

Performance Awards

Awards, including both common stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance and compensation-based exception to Section 162(m) where applicable, the Administrator may provide that performance criteria or payouts under an Award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular Award have been met.

Other Stock-Based Awards

Under the 2012 Plan, the Administrator may grant other types of equity-based awards that are convertible into or otherwise based upon our Common Stock.

Transferability

Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable Awards requiring exercise may be exercised only by the recipient.

Shares Subject to the 2012 Plan

The 2012 Plan contains an “evergreen” feature, under which the number of shares of Common Stock authorized for issuance and available for future grants under the 2012 Plan will be increased each January 1 after the effective date of the 2012 plan (i.e., commencing on January 1, 2013) by a number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our board of directors.

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The aggregate maximum number of shares available under the 2012 Plan will be determined, to the extent consistent with the ISO rules, net of shares of Common Stock withheld by the Company in payment of the exercise price of an Award or in satisfaction of tax withholding requirements with respect to the Award and without including any shares of Common Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. To the extent consistent with the rules applicable to ISOs, the NASDAQ rules, and any other applicable legal requirements (including applicable stock exchange requirements, if any), Common Stock issued under awards that are the result of converting, replacing, or adjusting equity awards of an acquired company in connection with the acquisition will not reduce the number of shares available for Awards under the Plan and such shares will not be subject to the per participant limits described above.

Mergers and Similar Transactions

In the event of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of substantially all of our Common Stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the Administrator may provide for the assumption or continuation of all or some Awards, the grant of substitute Awards, a cash-out payment for all or some Awards or the acceleration of all or some Awards. Following any such transaction, all Awards that have not been assumed will terminate.

New Plan Benefits

Because awards granted under the 2012 Plan are generally discretionary, the table below sets forth information pertaining to stock options and shares of restricted stock that were granted in 2011 under the 2006 Plan to the persons or groups named below. Additionally, the Board currently awards each non-employee director with an annual option grant to purchase up to 16,000 shares of Common Stock, vesting over a period of one year from the date of grant, while newly elected directors are eligible to receive a one-time option grant to purchase up to 25,000 shares of Common Stock, vesting over a three-year period from the date of grant.

Plan Benefits Year Ended December 31, 2011
			Total Number of
Name and	Total Number of	Dollar Value of	Shares of	Dollar Value of
Principal Position(s)	Stock Options	Stock Options (1)	Restricted Stock	Restricted Stock (1)

Bassam B. Damaj, President and Chief Executive Officer	300,000	$1,155,300	80,000	$311,200

Mark Westgate, Vice President and Chief Financial Officer(2)	-	-	-	-

Steve Martin, Senior Vice President and Chief Financial Officer	150,000	$744,900	-	-

Randy Berholtz, Executive Vice President, General Counsel and Secretary	150,000	$564,600	5,769	$23,999

All current executive officers as a group	640,000	$2,672,560	96,131	$389,600

All current non-executive directors as a group	-	-	146,907	$668,565

All employees, including all current officers who are not executive officers, as a group	202,500	$1,033,185	58,694	$277,894

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(1)	Market values for stock awards were determined by multiplying the number of shares granted by the closing market price of our stock on the grant date in accordance with FASB ASC 718. Market values for option awards were calculated using the Black-Scholes Method. A discussion of the assumptions used in calculating the Black-Scholes values may be found in Note 2 and Note 13 of our audited Consolidated Financial Statements.
(2)	Mr. Westgate resigned from the Company effective June 1, 2011.

United States Federal Income Tax Consequences of Issuance and Exercise of Awards

The following discussion summarizes the U.S. Federal income tax consequences of the granting and exercise of Awards under the 2012 Plan, and the sale of any Common Stock acquired as a result thereof, is based on an analysis of the Internal Revenue Code (the “Code”) as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change.  The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2012 Plan, not does it cover state and/or local income tax consequences in the jurisdiction in which a participant works and/or resides.  The tax consequences of Awards issued to participants outside of the U.S. may differ from the U.S. tax consequences. Participants should consult their tax advisors about the potential tax consequences of participating in the 2012 Plan.

Incentive Stock Options:

In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to us.  For purposes of the alternative minimum tax, however, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income in the year of exercise of an ISO.

The sale of the shares of Common Stock received pursuant to the exercise of an ISO which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an ISO, an optionee must not dispose of such shares within two years after the option is granted or within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of (a) the fair market value of the Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income. The Company is not entitled to a deduction with respect to any remaining capital gain or loss.

Restricted Stock Awards:

Restricted Stock Awards are generally subject to ordinary income tax at the time the restrictions (the “risk of forfeiture) lapse, subject to valid deferral elections made in compliance with Section 409A under the Code, which may allow the awardee to defer the receipt of the underlying shares and thereby defer the recognition of taxable income.  When the risk of forfeiture lapses, he or she will have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any. We will be entitled to a corresponding Federal income tax deduction at the time the participant recognizes ordinary income.

The participant may make an election under Section 83(b) of the Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. If the participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

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In general, any cash-settled stock appreciation right, and any stock-settled stock appreciation right granted with an exercise price less than the fair market value of the underlying stock at the time of grant, may also be subject to additional tax penalties and interest charges under federal tax rules relating to nonqualified deferred compensation.

Stock Units:

An award of stock units does not itself result in taxable income. When the participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the participant will instead be subject at that time to the rules described above for restricted stock.

Stock Appreciation Rights:

The participant receiving a SAR will not recognize Federal taxable income at the time the SAR is granted nor does taxable income result merely because a SARs becomes exercisable. In general, if a participant exercises a stock appreciation right for shares of stock or receives payment in cancellation of a stock appreciation right he or she will have ordinary income equal to the amount of any cash and the fair market value of any stock received. We will be entitled to a Federal tax deduction equal to the amount of ordinary income the participant is required to recognize as a result.

Limits on Deductions:

Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the three most highly paid executive officers (other than the Chief Financial Officer) of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

Stockholder Approval Requirement for the Proposal

As our Common Stock is listed on the NASDAQ Capital Market, we are subject to the NASDAQ listing standards set forth in its Marketplace Rules.  We are required under Marketplace Rule 5635(c) to seek stockholder approval of our proposed adoption of the 2012 Plan and reservation of the number of shares authorized for issuance. Therefore, we are requesting stockholder approval for this Proposal No. 3 under this NASDAQ listing standard.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total votes cast on the proposal are affirmative.  Under Nevada law, abstentions from voting on the proposal and Broker Non-Votes are not counted as votes cast and accordingly will have no effect upon the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL

TO ADOPT THE 2012 PLAN

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BOARD OF DIRECTORS AND COMMITTEES; CORPORATE GOVERNANCE

Meetings of the Board of Directors

During fiscal 2011, the Board met ten (10) times.  Each director attended at least 75% of the aggregate number of meetings of the Board and the Committees of the Board on which they served during the periods that they served.  Although we expect directors to attend each annual meeting, we have no formal policy requiring attendance by directors at our annual meeting of stockholders.  All of members of the Board serving at the time of our 2011 Annual Meeting of Stockholders attended the 2011 Annual Meeting of Stockholders, in person or by telephone.

Committees of the Board

There are currently four standing committees of the Board: the Compensation Committee, the Audit Committee, the Finance Committee, and the Corporate Governance/Nominating Committee.

The Compensation Committee determines compensation levels for our executive officers and implements incentive programs for officers, directors and consultants, including the 2006 Plan.  The Compensation Committee was formed on February 7, 2000 and held three (3) meetings in fiscal 2011.  As of December 31, 2011, the Compensation Committee consisted of Rusty Ray (Chairman), Leonard Oppenheim, Esq. and Kleanthis G. Xanthopoulos, Ph.D., none of whom was an employee and each of whom met the independence requirements of NASDAQ Marketplace Rule 5605(a)(2).  In March 2011, we adopted a charter for our Compensation Committee. A copy of the Compensation Committee charter is posted on the Company’s website at www.apricusbio.com.  The Company’s independent compensation consultants as well as executive officers and management play an important role in making recommendations and formulating compensation plans for our employees, including named executives.  The Compensation Committee may delegate authority for day-to-day administration and interpretation of various compensation programs in place, including selection of participants, determination of award levels and approval of award documents to our non-officer employees.  However, the Compensation Committee may not delegate any authority under those programs for matters affecting the compensation and benefits of the Company’s executive officers.  An independent compensation consultant, ORC Worldwide Compensation Consultants, assists the Compensation Committee in evaluating our executive compensation program to ensure competitive compensation standards with other comparable pharmaceutical companies.  The Company also participates in SIRS®, a Salary Information Retrieval System, a comprehensive U.S. salary survey with analytical tools and reports, and shares salary data annually with approximately fifty pharmaceutical companies through the system.  Compensation recommendations and performance assessments of named executives from the Company’s Chief Executive Officer are also considered by the Compensation Committee in determining the total compensation packages for named executives. This process enables us to benchmark our job functions and job levels within our specific industry sector, obtain competitive salary data, and maintain a competitive salary structure.

The Audit Committee periodically meets with our financial and accounting management and independent auditors and selects our independent auditors, reviews with the independent auditors the scope and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors and reviews the adequacy of the internal accounting controls.  The Audit Committee was formed on February 7, 2000 and acts under a written charter.  We amended and restated our Audit Committee charter in March 2011.  A copy of the Amended and Restated Audit Committee charter is posted on the Company’s website at www.apricusbio.com.  The Audit Committee met five (5) times in fiscal 2011, and as of December 31, 2011, consisted of, Leonard A. Oppenheim, Esq. (Chairman), Rusty Ray and Deirdre Y. Gillespie, M.D., none of whom was an employee and each of whom met the applicable independence standards promulgated by NASDAQ Marketplace and those of the Securities and Exchange Commission (the “SEC”).  The Board has also determined that Rusty Ray is an “audit committee financial expert,” as defined in Item 407(d)(5) of the SEC’s Regulation S-K.

The Corporate Governance/Nominating Committee makes recommendations to the Board regarding the election of directors, as well as providing guidance and oversight on matters relating to corporate governance.  The Corporate Governance/Nominating Committee was formed on February 7, 2000.  The Corporate Governance/Nominating Committee met five (5) times in fiscal 2011, and as of December 31, 2011, consisted of Deirdre Y. Gillespie, M.D. (Chairperson), Rusty Ray and Kleanthis G. Xanthopoulos, Ph.D., none of whom was an employee and each of whom met the independence requirements of NASDAQ Marketplace Rule 5605(a)(2).  The Corporate Governance/Nominating Committee acts under a written charter, which was amended and restated in March 2011 and is available on our website at www.apricusbio.com.  We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.  We have not received any nominees for director from any stockholder or stockholder group that owns more than 5% of our voting stock.

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The Finance Committee makes recommendations to the Board concerning financing opportunities.  The Finance Committee was formed on June 21, 2002.  The Finance Committee did not meet in fiscal 2011, and as of December 31, 2011 consisted of Kleanthis G. Xanthopoulos, Ph.D. (Chairman), Rusty Ray and Bassam B. Damaj, Ph.D.

Director Nominations and Stockholder Communications

Our Corporate Governance/Nominating Committee may consider candidates for the Board submitted in writing to the Chairman of the Committee. Candidates may be submitted by our executive officers, current directors, search firms engaged by the Committee, and subject to the conditions described below, by a stockholder.  Information with respect to any proposed candidate shall be provided in writing to the Chairman of the Corporate Governance/Nominating Committee at Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California 92130, at least 120 days prior to the anniversary of the mailing date of the proxy statement for the prior year.  A submitting stockholder shall provide evidence that he, she or it is a stockholder (including information relating to all shares deemed beneficially held by the nominating stockholder) and shall provide the name of the candidate(s) for the Board, and such other information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our proxy statement if such proposed candidate were to be included therein.  In addition, the stockholder shall include a statement to the effect that the proposed candidate has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below.

 There are currently no specific, minimum or absolute criteria for Board membership.  Candidates are evaluated based upon a number of factors, including but not limited to independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths.  The Committee does not alter its evaluation practices with regards to potential candidates for the Board recommended by a stockholder.

Any other stockholder communications intended for our management or the Board shall be submitted in writing to the Chairman of the Corporate Governance/Nominating Committee who shall determine whether to forward the communication, in his or her discretion and considering the identity of the submitting stockholder and the materiality and appropriateness of the communication.

Director Independence

Our Board has determined that each of Mr. Oppenheim, Mr. Ray, Dr. Gillespie and Dr. Xanthopoulos met the definitions of independence under NASDAQ Marketplace Rule 5605(a)(2) and Section 10A of the Securities Exchange Act of 1934.  Accordingly, a majority of the directors were deemed to be independent.

Code of Ethics

We have adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, and to all of our other officers, directors and employees.  In April 2011, we amended and restated our code of ethics.  The amended and restated Code of Ethics is available at the Corporate Governance section of the Investors page on our website at www.apricusbio.com.  We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate.  As such, Dr. Damaj serves as Chairman, President and Chief Executive Officer.  In creating this structure, our Board chose to create the position of a Lead Independent Director.  In March 2011, the Board appointed Rusty Ray to be the Company’s Lead Independent Director.  In this role, Mr. Ray presides at the meetings of the independent directors and serves as the principal interface between the independent directors and the Chairman and Chief Executive Officer.  The Board believes that this governance structure provides a necessary degree of independence between the Board and Company management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on clients and collaborative partners, uncertainty regarding patents and proprietary rights, comprehensive government regulations, marketing or sales capability or experience, business integration and dependence on key personnel. Management is responsible for the day-to-day management of risks we face, while our Board as a whole and through its committees, has responsibility for the oversight of risk management. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

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Board oversight is conducted primarily through committees of the Board, including the Audit Committee and the Corporate Governance/Nominating Committee.  However, the full Board has retained responsibility for general oversight of risks. Our Board satisfies this responsibility through reports by each committee chair regarding the committee’s considerations and actions. The Board additionally has the responsibility of ensuring that the risk management processes designed and implemented by management, which it satisfies through reports directly from officers responsible for oversight of particular risks within our company. The Board believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions are set forth in the following table.  Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position
Bassam Damaj, Ph.D.	44	Chairman, President and Chief Executive Officer
Steve Martin	51	Senior Vice President and Chief Financial Officer
Randy Berholtz, Esq.	50	Executive Vice President, General Counsel and Secretary
Edward Cox	31	Vice President of Corporate Development and Investor Relations

Steve Martin has served as our Senior Vice President and Chief Financial Officer since June 2011.  Mr. Martin, a certified public accountant, brings over 25 years of financial leadership to the Company, with significant expertise in growing public companies in a variety of industries, including the life sciences. From 2008 to 2011, Mr. Martin served as Senior Vice President and Chief Financial Officer of BakBone Software, a publicly-traded software company. Mr. Martin also served as Interim CEO for 10 months with BakBone, leading up to the sale of the Company in January of 2011. From 2005 to 2007, Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded company specializing in the development, manufacture and marketing of specialized research and clinical diagnostic products. Mr. Martin’s previous experience also includes the position of Controller with publicly traded Gen-Probe Incorporated, a life sciences company, as well as 10 years with the public accounting firm of Deloitte & Touche. Mr. Martin holds a Bachelors of Science degree from San Diego State University.

Randy Berholtz, Esq. has served as our Executive Vice President, General Counsel and Secretary since January 2011. From 2004 to 2010, Mr. Berholtz was the Vice President, General Counsel and Secretary of ACON Laboratories, Inc., a diagnostics company based in San Diego and Hangzhou, China. Mr. Berholtz was the Chief Operating Officer and General Counsel of Inglewood Ventures, LP, a life sciences venture capital firm from 2003 to 2004. Mr. Berholtz held several positions at Nanogen, Inc., a publicly traded genomics company from 2000 to 2003, including Senior Corporate Counsel, and later Acting General Counsel and Secretary. Mr. Berholtz was an attorney with the law firms of Heller Ehrman, LLP and Cooley Godward, LLP in San Diego, with Cravath, Swaine and Moore in New York City and Kirkpatrick & Lockhart (now K&L Gates) in Pittsburgh, Pennsylvania. Mr. Berholtz holds a bachelor's degree (summa cum laude) from Cornell University, a master's degree from Oxford University where he was a Rhodes Scholar and a law degree from the Yale Law School.

Edward Cox has served as our Vice President of Corporate Development and Investor Relations since December 2009.  Mr. Cox served as the President, Director and Secretary of Bio-Quant, Inc. from January 2007 until the merger with the Company.  Prior to 2007, Mr. Cox acted as a Business Strategist and Consultant for both public and private companies in the areas of healthcare, life science, technology and resources.  Mr. Cox holds a Masters of Science degree in Business from the University of Florida.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2011 and 2010

The following table sets forth the compensation paid by us during the years ended December 31, 2010 and 2011 to our principal executive officer and each of the other two most highly paid executive officers who were serving as executive officers as of December 31, 2011 (collectively, the “Named Executive Officers”):

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				Stock	Option	All Other
Name and Position	Year	Salary	Bonus	Awards*	Awards *	Compensation (4)		Total
Bassam B. Damaj	2011	$450,000	$180,000	$-	$1,155,300	$194		$1,785,494
President and Chief Executive Officer	2010	$300,000	$165,000	$877,200	$-	$-		$1,342,200

Steve Martin	2011	$152,000	$42,467	$-	$744,900	$446		$939,813
Senior Vice President and Chief Financial Officer (1)

Randy Berholtz, Esq.	2011	$249,040	$60,000	$23,999	$564,600	$10,637		$908,276
Executive Vice President, General Counsel & Secretary (2)

Mark Westgate	2011	$93,000	$-	$-	$-	$ 151,598	(5)	$244,598
Vice President and Chief Financial Officer (3)	2010	$235,000	$117,500	$66,400	$-	$2,349		$421,249

(1)	Steve Martin joined the Company effective June 2, 2011.
(2)	Randy Berholtz joined the Company effective January 3, 2011.
(3)	Mark Westgate resigned from the Company effective June 1, 2011.
(4)	Other Compensation includes amounts for the Company’s matching and profit sharing contribution to the 401k plan and life insurance premiums paid on behalf of Named Executives as part of the employee benefit plan for all employee benefit plan for all employees, whereby each employee has a Company paid life insurance policy in the amount of each employee’s annual salary.
(5)	Includes $142,000 in severance payments.
*	Market value of stock awards was determined by multiplying the number of shares granted by the closing market price of our stock on the grant date. See Note 15 to the Company’s audited financial statements filed with our annual report on Form 10-K for the year ended December 31, 2011.

Outstanding Equity Awards at December 31, 2011

The following table shows information regarding our outstanding equity awards at December 31, 2011 for the Name Executive Officers.

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	Option Awards				Stock Awards
Equity
Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
						Market	Number of	Value of
						Value of	Unearned	Unearned
					Number of	Shares or	Shares,	Shares,
					Shares or	Units of	Units or	Units or
					Units of	Stock That	Other	Other
			Option	Option	Stock That	Have Not	Rights That	Rights That
		Unexer-	Exercise	Expiration	Have Not	Vested	Have Not	Have Not
Name	Exercisable	cisable	Price ($)	Date	Vested	($)(1)	Vested ($)	Vested ($)(1)
Bassam Damaj, Ph.D.	100,000	200,000	$3.89	1/31/2021	46,667	$240,802	$46,667	$240,802
Steve Martin	-	150,000	$5.02	6/2/2021	-	$-	$-	$-
Randy Berholtz, Esq.	-	150,000	$3.80	1/10/2021	5,769	$29,768	$5,769	$29,768

(1)	Market values were determined by multiplying the number of shares granted by the closing market price of our Common Stock on the closing market price of Company stock at the end of the fiscal year ended December 31, 2011.

Equity Compensation Plan Information

The following table gives information as of December 31, 2011 about shares of our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans:

Number of securities
remaining available for
	Number of securities to		Weighted-average	future issuance under
	be issued upon exercise		exercise price of	equity compensation
	of outstanding options,		outstanding options,	plans (excluding
	warrants and rights		warrants and rights	securities reflected in
Plan category	(a)		(b)	column (a))
Equity compensation plans approved by security holders	840,833	(1)	$4.79	1,997,822	(2)
Equity compensation plans not approved by security holders	-		-	-
Totals	840,833		$4.79	1,997,822

(1)	Consists of options outstanding at December 31, 2011 under The NexMed Inc. Stock Option and Long Term Incentive Plan (the "Incentive Plan") and The NexMed, Inc. 2006 Stock Incentive Plan (the "2006 Plan").
(2)	Consists of zero and 1,997,822 shares of Common Stock that remain available for future issuance, at December 31, 2011, under the Incentive Plan and 2006 Plan, respectively.

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DIRECTOR COMPENSATION

For fiscal 2011, each non-employee director was entitled to receive an annual retainer of $36,000 (paid in shares of our Common Stock) and a per-meeting fee of $500 (paid in cash) for each Board or committee meeting attended either in person or by telephone.  In addition, each non-employee director serving as Chairman of one of our standing committees was entitled to receive an annual retainer of $4,000 (paid in shares of our Common Stock) for his or her service as a committee chair.

The annual retainers for service as a Board member and as a committee chair for fiscal 2011 were payable quarterly in arrears, in shares of our Common Stock, valued at a price per share equal to the average closing price of our Common Stock over the first five trading days of the calendar year, as reported on the NASDAQ Stock Market. Such annual retainers were issued under the 2006 Plan, subject to availability of shares of Common Stock reserved for issuance under the 2006 Plan.  If, for a given quarter, there were an insufficient number of shares for issuance under the 2006 Plan to cover the annual retainers, then payment of the annual retainers will either be made in cash, or, at the non-employee director’s option, be deferred to a later date (subject to short-term deferral limits under Section 409A of the Internal Revenue Code).  For the fiscal 2011, the $36,000 annual retainer for service as a Board member amounted to 10,020 shares of Common Stock per director, and the $4,000 annual retainer for service as a committee chair amounted to 1,116 shares of Common Stock per committee chair.  The per-meeting fees are payable in cash, quarterly in arrears.

Additionally, in connection with his election to the board in November 2011, we granted Dr. Xanthopoulos a restricted stock unit representing the right to receive up to 100,000 shares of common stock. This award was vested upon grant with respect to one-quarter of the underlying shares and vests with respect to the remaining shares over a three-year period, subject to his continued service as a director.

Commencing in fiscal 2012, we began paying non-employee directors an annual retainer fee of $37,000 per year, payable in cash, with annual cash retainers for the chairs of our various Board Committees in the following amounts: $15,000 for Audit Committee, $12,000 for Compensation Committee and $8,000 for Corporate Governance/Nominating Committee). Additionally, non-chair members of these committees will receive annual cash retains in the following amounts: $7,000 for Audit Committee, $5,000 for Compensation Committee and $3,000 for Corporate Governance/Nominating Committee.

Below is a summary of the non-employee director compensation paid in fiscal 2011:

Non-Employee Director Compensation for 2011

	Fees earned or		Total
Name	Paid in cash ($)	Stock Awards ($) (2)	($)
Henry J. Esber, Ph.D.	$4,000	$44,389	$48,389
Leonard A. Oppenheim, Esq.	$5,500	$49,332	$54,832
Russell Ray	$6,000	$49,332	$55,332
Deirdre Y. Gillespie, M.D.	$6,000	$48,163	$54,163
Kleanthis G. Xanthopoulos, Ph.D. (3)	$-	$113,250	$113,250
Roberto Crea, Ph.D.(1)	$1,500	$16,498	$17,998

(1)	Dr. Crea retired from our Board in May, 2011.
(2)	Market values for stock awards granted for the annual retainer fees were calculated based on the market price at date of issuance of the shares.
(3)	Dr. Xanthopoulos joined our Board in November 2011. The value of Dr. Xanthopoulos’s stock award is based on the closing price of our Common Stock on November 17, 2011, which was the date of grant.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.apricusbio.com. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by NASDAQ and the SEC.

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The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Submitted by the Audit Committee of the Board of Directors

Leonard A. Oppenheim, Esq. (Chairman)
Rusty Ray
Deirdre Y. Gillespie, M.D.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Transactions with Related Persons

Our Board has adopted a written policy and procedures for review, approval and monitoring of transactions involving our company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of our outstanding Common Stock).  The policy covers any related person transaction that meets the minimum threshold for disclosure in our proxy statement under our policy addressing the relevant SEC rules (generally transactions involving amounts exceeding the lesser of $120,000 in which a related person has a direct or indirect material interest).  Related person transactions must be approved by the Board or by the Audit Committee of the Board consisting solely of independent directors, which will approve the transaction if they determine that it is in our best interests.  The Board or Audit Committee will periodically monitor the transaction to ensure that there are no changes that would render it advisable for us to amend or terminate the transaction.

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The Board and Audit Committee reviewed and approved as required the following related party transaction in 2011:

Innovus Pharmaceuticals, Inc. (“Innovus”) (formerly FasTrack Pharmaceuticals, Inc.) and Sorrento Pharmaceuticals, Inc. (“Sorrento”) was formed by Bio-Quant in 2008, and in 2009, Bio-Quant spun-off its pharmaceutical assets to the two companies to enable it to focus on its core business of pre-clinical CRO testing services.   Innovus subsequently acquired Sorrento’s assets and liabilities in March 2011.   Innovus is development-stage company of whom two executive officers and one director of the Company are minority shareholders and one director, Dr. Esber, is a member of the Innovus board of directors.

On April 4, 2011, the Company and Innovus entered into an Asset Purchase Agreement, pursuant to which Innovus sold to the Company all the rights it had in certain back-up compounds for PrevOnco™. PrevOnco™ for the treatment of solid tumors contains a marketed anti-ulcer compound, lansoprazole that could be used alone or in combination with other chemotherapeutic agents.  The Company believes PrevOnco™ can be optimized further to increase its efficacy in combination with our NexACT® technology.

In exchange for the PrevOnco™ back-up compound portfolio, the Company loaned Innovus $250,000 in the form of a secured convertible note and restructured the existing outstanding demand notes and interest payable due to the Company into a second secured convertible note in the amount of $224,520. The notes are due on April 4, 2013 and bear interest at the rate of prime plus 1% (currently 4.25%).  The notes automatically convert to common stock of Innovus if, prior to the maturity date, Innovus completes a material round of financing, closes a merger or acquisition transaction (“M&A event”), or completes a public offering at an offering price equal to the financing or M&A value at that time discounted by 10%.

In addition and separately, the Company granted Innovus an option to enter into a license to the Company’s NexACT® permeation enhancer for the combination of two to-be-determined specific drugs chosen by Innovus and agreed to by the Company. It is understood that these to-be-determined products would be outside of the Company’s core focus and expertise and it is expected that these drugs would not be candidates that the Company would likely pursue on its own. Under the terms of the license, the Company would receive $500,000 in cash, plus milestones of more than $5,000,000 per compound, and product sales royalties following the exercise of the license option by Innovus.

In 2011, the Company provided contract research services for Innovus and billed and collected $58,960 for those services. The amount is reflected in Contract Service Revenue in the Statement of Operations.

The Company considered whether Innovus should be consolidated as a Variable Interest Entity (VIE) under ASU No. 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The Company determined that Innovus is a VIE because it lacks sufficient equity at risk to fund its operational activities without additional subordinated financial support. The Company has a variable interest in the VIE related to the convertible notes due from Innovus even though the Company does not currently have a direct equity interest in Innovus.  In the accompanying consolidated financial statements the loans and Notes are valued at a zero book value at December 31, 2011 and 2010 for accounting purposes for lack of marketability of the Innovus entity. As a result of the notes being carried with no value, and as the Company is not recognizing any interest income, the net impact to the consolidated financial statements in the case of a consolidation for the periods ended December 31, 2011 and 2010 would be insignificant and thus Innovus has not been consolidated as its operations are not material to the Company.

Effective December 12, 2011, Innovus entered into a merger agreement with a publicly-traded company, North Horizon, Inc. (“North Horizon”). Under the agreement, Innovus became a subsidiary of North Horizon and the combined entity was renamed Innovus Pharmaceuticals, Inc. The shareholders, note holder, and warrant holder of Innovus will receive in the transaction the number of shares comprising 92% of the fully-diluted shares of North Horizon. As of December 31, 2011, the Company held notes receivable (principal and interest) in the amount of $489,701, which was fully reserved, and did not have possession of actual shares in Innovus Pharmaceuticals, Inc. Apricus makes no representation as to the value that may be associated with the interests of Apricus following the merger and any subsequent conversion to common stock.

In addition to the Innovus transaction, for the year ended December 31, 2011, Apricus purchased, on a consolidated basis, approximately $123,000 of drug supplies from an entity owned 100% by Bassam Damaj, the Company’s CEO. The Company believes that the terms of this supply arrangement were substantially similar to the terms that would have been provided in an arm’s length transaction.

There were no other related person transactions entered into in 2011 and there are no related person arrangements in place from previous years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership, as of the Record Date, of Common Stock by (a) our directors and executive officers, individually, and (b) our directors and executive officers as a group.  To the Company’s knowledge, there were no other holders of more than 5% of the Company’s outstanding common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable within 60 days of the Record Date are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrant(s), but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse.

	Number of Shares	Percentage of
Name and Address of Beneficial Owner (1)	Beneficially Owned (2)	Class (% )(2)

Bassam B. Damaj, Ph.D. (3)	1,806,485	6.78%
Henry J. Esber, Ph.D. (4)	300,461	1.13%
Edward M. Cox (5)	163,471	*
Leonard A. Oppenheim, Esq. (6)	70,327	*
Randy Berholtz, Esq. (7)	64,908	*
Rusty Ray (8)	25,185	*
Deirdre Y. Gillespie, M.D. (9)	20,766	*
Kleanthis G. Xanthopoulos, Ph.D. (10)	30,333	*
Steve Martin	-

All executive officers and directors as a group (nine persons) (11)	2,481,936	9.22%

*	Less than one percent.
(1)	The address for each of our executive officers and directors is 11975 El Camino Real, Suite 300, San Diego, California, 92130.
(2)	Percentage ownership is calculated based on a total of 26,603,568 shares of Common Stock issued and outstanding as of the Record Date.
(3)	Includes 327,100 shares held by Dr. Damaj’s spouse and 183,333 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date. Dr. Damaj disclaims any pecuniary interest in the shares beneficially owned by his spouse.
(4)	Includes 146,204 shares held by Dr. Esber’s spouse and 5,333 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date. Dr. Esber disclaims any pecuniary interest in the shares beneficially owned by his spouse.
(5)	Includes 20,188 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date.
(6)	Includes 34,666 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date.
(7)	Includes 64,908 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(8)	Includes 5,333 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(9)	Includes 5,333 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date.
(10)	Includes 5,333 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date.
(11)	Includes 324,427 shares issuable upon exercise of stock options and upon vesting of restricted shares within 60 days of the Record Date.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own greater than 10% of a registered class of its equity securities to file certain reports with the SEC with respect to ownership and changes in ownership of the Common Stock and our other equity securities.

To the Company’s knowledge, based solely on our review of the copies of such reports filed with the SEC, our officers, directors and greater than 10% stockholders timely complied with these Section 16(a) filing requirements during the fiscal year ended December 31, 2011, other than the Form 4s that were not timely filed in connection with the release of shares from escrow following the Company’s acquisition of Bio-Quant, Inc. in December 2009. The late filings affected certain of our directors and officers who were previously holders of Bio-Quant, Inc. common stock, which included Drs. Damaj, Esber and Crea and Mr. Cox.

STOCKHOLDER PROPOSALS

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2013 annual meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Company’s Secretary, on or before December 10, 2012.

Stockholders who intend to present a proposal at the 2013 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2013 Annual Meeting are required to provide notice of such proposal between February 14, 2013 and March 16, 2013, assuming that the 2013 Annual Meeting is held within 30 days from May 16, 2013.  If the meeting is advanced by more than 30 days or delayed by more than 60 days, notice must be delivered not earlier than the 90th day prior to the 2013 annual meeting and not later than the close of business on the later of (i) the 60th day before the 2013 annual meeting or (b) the 10thday after which announcement of the 2013 annual meeting date is first made.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Proposals and notices of intention to present proposals at the 2013 Annual Meeting should be addressed to the Secretary of Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California, 92130.

DELIVERY OF PROXY MATERIALS

In some cases only one copy of this Proxy Statement or our 2011 Annual Report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or such Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy.  To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to Secretary of Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California, 92130 or an oral request at (858) 222-8041.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549.  You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Secretary of Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California, 92130 or an oral request at (858) 222-8041.  You may also access these filings at our web site under the investor relations link at www.apricusbio.com.

OTHER MATTERS

The Board knows of no other business that will be presented at the Annual Meeting.  If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

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It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via the Internet (http/www.proxyvote.com), by telephone (1-800-690-6903) or by executing and promptly returning the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

/s/ Randy Berholtz
Randy Berholtz
Secretary

April 9, 2012
San Diego, California

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[FORM OF PROXY-FRONT SIDE OF TOP PORTION]

You are cordially invited to attend our

2012 Annual Meeting of Stockholders,

to be held at the Woodfin Hotel,

10044 Pacific Mesa Boulevard, San Diego, California,

at 8:00 a.m., local time, on Tuesday, May 15, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

[FORM OF PROXY- REVERSE SIDE OF TOP PORTION]

PROXY	PROXY

APRICUS BIOSCIENCES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Steve Martin and Randy Berholtz, Esq., or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Apricus Biosciences, Inc. to be held at the Woodfin Hotel, 10044 Pacific Mesa Boulevard, San Diego, California on Tuesday, May  15, 2012 at  8:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal Nos. 2, and 3.  Any prior proxy is hereby revoked.

Address Changes/Comments: _________________________________________________________________ _________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

The Board of Directors recommends a vote FOR the election of the nominees for directors named below and FOR Proposal Nos. 2 and 3.

PROPOSAL NO. 1: Election of Class II Directors:

Class II Directors 1. Henry Esber, Ph.D. 2. Deirdre Y. Gillespie, M.D.

FOR ALL  ☐                      WITHHOLD ALL  ☐                FOR ALL EXCEPT  ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

_______________________________________

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PROPOSAL NO. 2: To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL NO. 3:  To consider and vote upon a proposal to adopt a new 2012 Stock Long Term Incentive Plan, as described in the accompanying proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

For address changes and/or comments, please check this box and      ☐

write them on the back where indicated.

Please sign exactly as your name(s) appear(s) at the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY DETACHABLE PROXY CARD

APRICUS BIOSCIENCES, INC.

11975 El Camino Real, Suite 300

San Diego, CA 92130

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE – TOLL FREE – 1-800-690-6903 – QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 P.M Eastern Time on Sunday, May 13, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET – www.proxyvote.com - QUICK *** EASY *** IMMEDIATE

•	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Sunday, May 13, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Apricus Biosciences, Inc., c/o Broadridge 51 Mercedes Way, Edgewood NY 11717.

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you vote by Phone or Internet, please do not mail your Proxy Card.

Please detach here

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Appendix A

APRICUS BIOSCIENCES, INC.

2012 STOCK LONG TERM INCENTIVE PLAN

1.	DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.	PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based Awards and other incentive Awards.

3.	ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Performance Award intended to qualify as exempt performance-based compensation under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exemption. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.	LIMITS ON AWARDS UNDER THE PLAN

(a)       Number of Shares. The maximum number of shares of Stock that may be delivered upon satisfaction of Equity Awards under the Plan shall be 2,000,000 shares of Stock, as increased on the first January 1 after the effective date of this Plan and each January 1 thereafter by a number of shares of Stock equal to the lesser of: (a) 4% of the number of shares of Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Stock set by the Board on or prior to each such January 1. Up to that number of shares included in the Initial Reserve may be issued in satisfaction of ISOs, but nothing in this Section 4(a) shall be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The number of shares of Stock delivered in satisfaction of Equity Awards shall, for purposes of this Section 4(a), be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award and, for the avoidance of doubt, without including any shares of Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. The limits set forth in this Section 4(a) shall be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements, if any), Stock issued under Substitute Awards shall not reduce the number of shares available for Awards under the Plan. The shares which may be delivered under Substitute Awards shall be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan, and such Substitute Awards shall not be subject to the per Participant Award limits described in Section 4(c) below.

(b)       Type of Shares. Shares of Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c)       Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be equal to fifty percent of the Initial Reserve. The maximum number of shares of Stock subject to other Equity Awards granted to any person in any calendar year will be equal to fifty percent of the Initial Reserve. The maximum amount payable to any person in any twelve (12) month period under Cash Awards will be $1,000,000, which limitation, with respect to any Cash Awards for which payment is deferred in accordance with Section 6(c)(2), shall be applied by assuming that payment of the Award was made at the time it would have been paid absent the deferral. The foregoing provisions will be construed in a manner consistent with Section 162(m).

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5.	ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates; provided, that, subject to such express exceptions, if any, as the Administrator may establish, eligibility for Equity Awards shall be further limited to those persons as to whom the use of a Form S-8 registration statement is permissible. Eligibility for ISOs is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for SARs and Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the SAR or the Stock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

6.	RULES APPLICABLE TO AWARDS

(a)	In General

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. The Administrator will determine whether Equity Awards are settled in shares of Stock or cash or whether the settlement or payment of Awards shall be subject to deferral. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after the tenth anniversary of the date that this Plan is first adopted by the Board, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Equity Awards requiring exercise) may be exercised only by the Participant. The Administrator may permit Awards other than ISOs to be transferred by gift, subject to applicable securities and other laws and such limitations as the Administrator may impose.

(4) Vesting, Etc. The Administrator shall determine the time or times at which an Equity Award will vest or become exercisable and the terms on which an Equity Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Equity Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant's Employment ceases:

(A) Immediately upon the cessation of the Participant's Employment and except as provided in (B) and (C) below, each Stock Option and SAR that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited.

(B) Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(C) All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of Participant's Employment due to death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(D) All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.

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(5) Recovery of Compensation; Other Terms

(A) Awards (whether or not vested or exercisable) held by a Participant are subject to forfeiture, termination and rescission, and a Participant will be obligated to return to the Company the value received with respect to Awards (including payments made and/or Stock delivered under an Award, and any gain realized on a subsequent sale or disposition of an Award or Stock delivered under an Award), in each case (i) to the extent provided by the Administrator in an Award agreement in connection with (A) a breach by the Participant of a non-competition, non-solicitation, confidentiality or similar covenant or agreement or (B) an overpayment to the Participant of incentive compensation due to inaccurate financial data; (ii) in accordance with Company policy relating to the recovery of erroneously-paid incentive compensation, as such policy may be amended and in effect from time to time; or (iii) as otherwise required by law or applicable stock exchange listing standards, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(B) Each Participant, by accepting an Award pursuant to the Plan, agrees to return the full amount required under this Section 6(a)(5) at such time and in such manner as the Administrator shall determine in its sole discretion and consistent with applicable law. Neither the Administrator nor the Company will be responsible for any adverse tax or other consequences to a Participant that may arise in connection with this Section 6(a)(5). For the avoidance of doubt, in addition to any forfeiture or other restrictions imposed by the terms of an Award agreement, every Award issued under the Plan will be subject to potential forfeiture or “claw back” to the fullest extent called for by applicable federal or state law. In addition, to the extent provided by the Administrator, Shares received upon settlement, vesting or exercise of an Award may be subject to stock ownership guidelines or policies established by the Company with respect to its employees, directors and/or other service providers.

(6) Taxes. The delivery, vesting and retention of Stock under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

(7) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Equity Award whether or not the holder of such Equity Award is otherwise entitled to share in the actual dividend or distribution in respect of such Equity Award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered either consistent with exemption from, or in compliance with, the requirements of Section 409A. In addition, any amounts payable in respect of Restricted Stock (or any other Award subject to any vesting condition) may be subject to such limits or restrictions or alternative terms as the Administrator may impose.

(8) Rights Limited. Nothing in the Plan will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(9) Section 162(m). This Section 6(a)(9) applies to any Performance Award (other than Stock Options and SARs) intended to qualify as exempt performance-based compensation under Section 162(m), as determined by the Administrator. In the case of any Performance Award to which this Section 6(a)(9) applies, (i) the Plan and such Award will be construed and administered to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exemption, notwithstanding anything to the contrary in the Plan; (ii) the Administrator will preestablish, in writing and no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is consistent with qualifying the Award for such exemption), one or more Performance Criteria applicable to such Award, the amount or amounts that will be payable or earned (subject to reduction as described below) if the Performance Criterion or Criteria are achieved, and such other terms and conditions as the Administrator deems appropriate with respect to such Award; (iii) at the close of the applicable Performance Period, the Administrator will certify whether the applicable Performance Criterion or Criteria have been attained prior to the event or occurrence (grant, vesting, or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, except as provided by the Administrator consistent with such exemption; and (iv) the Administrator may, in its sole and absolute discretion (either in individual cases or in ways that affect more than one Participant), reduce the actual payment, if any, to be made under such Award to the extent consistent with such exemption.

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(10) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan shall be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

(11) Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

(12) Fair Market Value. Except as otherwise expressly provided herein, in determining the fair market value of any share of Stock under the Plan, the Administrator shall make the determination consistent with the requirements of Section 422 and Section 409A, to the extent applicable; provided, that unless otherwise determined by the Administrator, if the Stock is admitted to trading on an established securities exchange, “fair market value” shall be the closing price of a share of Stock on the date with respect to which fair market value is being determined (or, if the Stock was not traded on such day, then the next preceding day on which the Stock was traded).

(13) Certain Requirements of Corporate Law. Equity Awards shall be granted and administered consistent with the requirements of applicable Nevada law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems or national market on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b)           Awards Requiring Exercise. Equity Awards requiring exercise will be subject to the provisions of this Section 6(b).

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator will require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be no less than 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock (as provided in Section 6(a)(12)) subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant or as otherwise determined by the Administrator with respect to a Substitute Award.

(3) Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, by such other legally permissible means, if any, as may be acceptable to the Administrator.

(4) Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, that if an Award requiring exercise (other than an ISO) would otherwise expire as a result of expiration of the maximum term of such Award (i.e. ten (10) years from the date of grant or such shorter time period as set forth in an Award agreement), and at such time the Participant holding such Award is prohibited by applicable law or written Company policy applicable to similarly situated employees from engaging in any open-market sales of Stock, the maximum term of such Award will automatically extend to thirty (30) days following the date the Participant is no longer prohibited from engaging in such open-market sales.

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(c)  Cash Awards.

(1) A Participant who is granted a Cash Award shall be entitled to a payment, if any, under the Award only if all conditions to payment have been satisfied in accordance with the Plan and the terms of the Award. The Administrator will determine the actual payment, if any, under each Cash Award. The Administrator may, in its sole and absolute discretion (but subject, for the avoidance of doubt, to Section 6(a)(9) of the Plan), after determining the amount that would otherwise be payable for a performance period with respect to a Cash Award that is a Performance Award, adjust (including to zero) the payment, if any, to be made under such Award. Cash Awards granted as Performance Awards under the Plan will be made with respect to any performance period as determined by the Administrator.

(2) The Administrator shall determine the payment dates for Cash Awards under the Plan. Except as otherwise determined by the Administrator, no payment shall be made under a Cash Award unless the Participant’s Employment continues through the date such Cash Award is paid. Payments hereunder are intended to fall under the short-term deferral exception to Section 409A and shall be construed and administered accordingly. Notwithstanding the foregoing, (i) if the documentation establishing the Cash Award provides a specified and objectively determinable payment date or schedule that satisfies the requirements of Section 409A, payment under an Award may be made in accordance with such date or schedule, and (ii) the Administrator may, but need not, permit a Participant to defer payment of a Cash Award beyond the date that the Award would otherwise be payable, provided, that any such deferral shall be made in accordance with and subject to the applicable requirements of Section 409A, and that any amount so deferred shall be adjusted for notional interest or other notional earnings on a basis, determined by the Administrator, to the extent necessary to preserve the eligibility of the Award payment as exempt performance-based compensation under Section 162(m).

7.	EFFECT OF CERTAIN TRANSACTIONS

(a)           Mergers, Etc. Except as otherwise provided in an Award, the Administrator shall, in its sole discretion, determine the effect of a Covered Transaction on Awards, which determination may include, but is not limited to, the following actions:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption or continuation of some or all outstanding Awards or any portion thereof or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), then subject to Section 7(a)(5) below the Administrator may provide for payment (a "cash-out"), with respect to some or all Awards or any portion thereof, equal in the case of each affected Equity Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for "nonqualified deferred compensation" subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

(3) Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, continuation, substitution or cash-out, then subject to Section 7(a)(5) below, the Administrator may provide that each Equity Award requiring exercise will become exercisable, in full or in part, and the delivery of any shares of Stock remaining deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

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(4) Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below); and (iv) Cash Awards that by their terms, or as a result of action taken by the Administrator, continue following such Covered Transaction.

(5) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Equity Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash out under Section 7(a)(2) above or the acceleration of exercisability of an Award under Section 7(a)(3) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b)	Changes in and Distributions With Respect to Stock

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Equity Awards then outstanding or subsequently granted, any exercise prices relating to Equity Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and the performance-based compensation rules of Section 162(m), to the extent applicable.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.	LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award or delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.	AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect materially and adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator. For the avoidance of doubt, no amendment to the Plan shall be effective unless approved by stockholders, to the extent stockholder approval is required under the rules of the applicable stock exchange on which the Stock is admitted to trading, if it would reduce the exercise price of any Stock Option previously granted hereunder or otherwise constitute a repricing and, without the receipt of such approval (to the extent so required), the Administrator shall not approve a repurchase by the Company for cash or other property of Stock Options or SARs for which the exercise price or base price, as applicable, exceeds the fair market value of a share of Stock as of the date of such repurchase.

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10.	OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.	MISCELLANEOUS

(a)       Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b)       Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) shall limit the ability of the Administrator or the Company, in its discretion, to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

12.	ESTABLISHMENT OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All supplements established by the Board will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator) and the Company will not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

13.	GOVERNING LAW

(a)       In general. Except as otherwise provided by the express terms of an Award agreement or under a sub-plan described in Section 12 or as provided in Section 6(a)(13), the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the General Corporation Law of the State of Nevada as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the domestic substantive laws of the State of Nevada without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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(b)       Jurisdiction. By accepting an Award, each Participant will be deemed to have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the Southern District of California for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the Southern District of California; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

"Administrator": The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board, including the full Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by the Nevada Corporations Code and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.

"Affiliate": Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

"Award": Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

"Board": The Board of Directors of the Company; provided, however, that if the Company is a direct or indirect subsidiary of a publicly held corporation, it shall mean the Board of Directors of the publicly held corporation.

"Cash Award": An Award denominated in cash.

“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan. In the case of any other Participant, “Cause” will mean (i) a willful failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or gross negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other misconduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company.

"Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

"Compensation Committee": In the event that the Company is a direct or indirect subsidiary of a publicly held corporation, the Compensation Committee shall mean the Compensation Committee of the Board of the publicly held corporation; otherwise, Compensation Committee shall mean the Compensation Committee of the Board.

"Company": Apricus Biosciences, Inc.

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"Covered Transaction": Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

"Employee": Any person who is employed by the Company or an Affiliate.

"Employment": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms shall be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election shall be deemed a part of the Plan.

"Equity Award": Awards other than Cash Awards.

"Initial Reserve": 2,000,000 shares of Stock.

"ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

"Participant": A person who is granted an Award under the Plan.

"Performance Award": An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify as exempt performance-based compensation under Section 162(m) and Performance Awards that are not intended so to qualify.

"Performance Criteria": For a Performance Period, specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may establish that in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. generally accepted accounting principles) occurring during the Performance Period that affect the applicable Performance Criterion or Criteria.

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"Plan": The Apricus Biosciences, Inc. 2012 Stock Long Term Incentive Plan as from time to time amended and in effect.

"Restricted Stock": Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

"Restricted Stock Unit": A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

"SAR": A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value (as defined in Section 6(b)) of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

"Section 409A": Section 409A of the Code.

"Section 422": Section 422 of the Code.

"Section 162(m)": Section 162(m) of the Code.

"Stock": Common stock of the Company, par value $0.001 per share.

"Stock Option": An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

"Stock Unit": An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

Substitute Awards”: Awards that are the result of converting, replacing, or adjusting equity awards of an acquired company in connection with the acquisition.

"Unrestricted Stock": Stock not subject to any restrictions under the terms of the Award.

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